                                                                    EXHIBIT 23.1

Independent Auditors' Consent

      We consent to the incorporation by reference in Registration Statement Nos. 333-30655, 333-74747, 333-74715, 333-78521, 333-78567, 333-83725 and
333-35806 of THQ Inc. on Form S-8 and Registration Statement Nos. 333-32221, 333-60277, 333-70335, 333-85269, 333-92361, 333-32526, 333-40698 and 333-47914
on Form S-3 of our report dated February 16, 2001, appearing in this Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 2000.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 29, 2001